UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 8, 2021

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer of incorporation)

3275 S. Jones Blvd, Suite 104 Las Vegas, Nevada	89146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 558-8363

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BoxScore Brands, Inc. (the “Company”)

June 8, 2021

Item 4.01. Change in Registrant's Certifying Accountant:

(a) Dismissal of Independent Registered Public Accounting Firm

On May 19, 2021, the Board of Directors of BoxScore Brands Inc., a Delaware corporation (the “Company”), approved the dismissal of Freed Maxick CPAs, LP (“Freed”) as the Company's independent registered public accounting firm.

Freed’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for the inclusion of an explanatory paragraph related to substantial doubt about the ability to continue as a going concern.

During the fiscal years ended December 31, 2019 and 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Freed on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Freed’s satisfaction, would have caused Freed to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK except that Freed advised the Company of the existence of material weaknesses as of December 31, 2019 and 2018.

The Company provided Freed with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Freed furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Freed’s letter dated June 8, 2021, is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 19, 2021, the Board of Directors of BoxScore Brands Inc., a Delaware corporation (the “Company”), approved the engagement of Pinnacle Accountancy Group of Utah (a dba of the PCAOB-registered firm Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2020, effective June 3, 2021.

During the fiscal years ended December 31, 2019, neither the Company nor anyone acting on its behalf has consulted with Pinnacle regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Pinnacle concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 16.01.

(a)          Letter of Freed Maxick CPA’s LP, Dated June 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXSCORE BRANDS, INC.

Date: June 8, 2021	By:	/s/ Andrew Boutsikakis
Andrew Boutsikakis
President and Chief Executive Officer